FORD MOTOR CREDIT COMPANY
              FEBRUARY 1998-A OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Apr-98
Distribution Date                                                  5/15/98


Total Portfolio                                          2,300,012,263.69
Total Securities                                         2,346,000,000.00
Class A-1 Notes                                            647,000,000.00
Class A-2 Notes                                            535,000,000.00
Class A-3 Notes                                            691,500,000.00
Class A-4 Notes                                            300,000,000.00
Class B Notes                                               80,500,000.00
Class C Certificates                                        46,000,000.00
Class D Certificates                                        46,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          14,419,282.21
   Pre Computed                                              4,775,215.31
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  19,194,497.52

Servicer Advances
   Simple Interest Servicer Advances                           362,584.71
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                               395,614.00
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                       758,198.71

Principal Payments Received
   Simple Interest                                          53,238,469.02
   Pre Computed                                             20,850,338.37
Liquidation Proceeds                                           479,317.20
Repurchased Loan Proceeds Related to Principal                  22,142.67
Recoveries from Prior Month Charge Off's                         1,830.63
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 74,592,097.89
Aggregate Losses for Collection Period                       1,502,480.15
Total Regular Principal Reduction                           75,613,430.21

Total Collections                                           94,544,794.12

II. DISTRIBUTIONS
Total Collections                                           94,544,794.12
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                            94,544,794.12

Servicing Fee:
Servicing Fee Due                                            1,792,954.97
   Per $1,000 of Original Balance                                    0.76
Servicing Fee Paid                                           1,792,954.97
   Per $1,000 of Original Balance                                    0.76
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      2,210,243.57
      Per $1,000 of Original Balance                                 3.42
   Class A-1 Notes Monthly Interest Paid                     2,210,243.57
      Per $1,000 of Original Balance                                 3.42
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      2,496,666.67
      Per $1,000 of Original Balance                                 4.67
   Class A-2 Notes Monthly Interest Paid                     2,496,666.67
      Per $1,000 of Original Balance                                 4.67
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      3,255,812.50
      Per $1,000 of Original Balance                                 4.71
   Class A-3 Notes Monthly Interest Paid                     3,255,812.50
      Per $1,000 of Original Balance                                 4.71
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      1,425,000.00
      Per $1,000 of Original Balance                                 4.75
   Class A-4 Notes Monthly Interest Paid                     1,425,000.00
      Per $1,000 of Original Balance                                 4.75
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          399,145.83
      Per $1,000 of Original Balance                                 4.96
   Class B Notes Monthly Interest Paid                         399,145.83
      Per $1,000 of Original Balance                                 4.96
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   9,786,868.57
      Per $1,000 of Original Balance                                 4.34
   Total Note Interest Paid                                  9,786,868.57
      Per $1,000 of Original Balance                                 4.34
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   237,666.67
      Per $1,000 of Original Balance                                 5.17
   Class C Certificates Monthly Interest Paid                  237,666.67
      Per $1,000 of Original Balance                                 5.17
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   287,500.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Paid                  287,500.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                  10,312,035.24
   Total Note and Certificate Interest Paid                 10,312,035.24
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                               0.00
      Per $1,000 of Original Balance                                 0.00
   Regular Principal Distribution Amount                    82,439,803.91
      Per $1,000 of Original Balance                                35.14
   Total Principal Distribution Amount                      82,439,803.91
      Per $1,000 of Original Balance                                35.14
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Paid                   82,439,803.91
      Per $1,000 of Original Balance                               127.42
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                 82,439,803.91
      Per $1,000 of Original Balance                                35.84
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid                82,439,803.91

Total Available for Distribution                            94,544,794.12
Total Distributions                                         94,544,794.12

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,002,881,618.63
   Note Pool Factor                                             0.8885899
   Class A-1 Notes Balance                                 395,881,618.63
   Class A-1 Notes Pool Factor                                  0.6118727
   Class A-2 Notes Balance                                 535,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 691,500,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 300,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                      80500000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                             46,000,000.00
   Class C Certificates Pool Factor                             1.0000000
   Class D Certificates Balance                               46000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,094,881,618.63
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.11 %
   Weighted Average Remaining Maturity (WAM)                        45.67
   Remaining Number of Receivables                             162,254.00
   Portfolio Receivable Balance                          2,075,932,535.89

IV. OVERCOLLATERALIZATION INFORMATION
   Actual Class A Overcollateralization Amount             153,550,917.26
   Actual Class B Overcollateralization Amount              73,050,917.26
   Actual Class C Overcollateralization Amount              27,050,917.26
   Actual Class D Overcollateralization Amount             (18,949,082.74)
   Specified Overcollateralization Amount                   10,015,398.34
   Specified Credit Enhancement Amount                            21,515,459.66


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           11,500,061.32
Specified Reserve Account Balance                           11,500,061.32
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          11,500,061.32
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              11,500,061.32
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        479,317.20
   Recoveries from Prior Month Charge Off's                      1,830.63
Aggregate Net Losses for Collection Period                   1,502,480.15
Charge-off Rate for Collection Period (annualized)                   0.58 %
Cumulative Net Losses for all Periods                        1,386,175.95
Delinquent Receivables:
   31-60 Days Delinquent                                    20,779,565.24
   61-90 Days Delinquent                                     2,237,315.09
   91-120 Days Delinquent                                      776,446.48
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.01
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00